UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2018

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Weight Watchers International, Inc. (the “Company”) held its 2018 annual meeting of shareholders on May 8, 2018. At this meeting, the Company’s shareholders (1) elected the persons listed below to serve as Class II directors for a term of three years expiring at the Company’s 2021 annual meeting of shareholders and until their successors have been duly elected and qualified; (2) elected the person listed below to serve as a Class III director for a term of one year expiring at the Company’s 2019 annual meeting of shareholders and until her successor has been duly elected and qualified; (3) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2018; and (4) approved, on an advisory basis, the Company’s named executive officer compensation. Set forth below are the voting results for these proposals.

(1)	Election of four Class II directors for a term of three years expiring at the Company’s 2021 annual meeting of shareholders and until their successors have been duly elected and qualified:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Denis F. Kelly	56,188,714	148,854	6,266,284
Sacha Lainovic	55,940,761	396,807	6,266,284
Christopher J. Sobecki	51,113,692	5,223,876	6,266,284
Oprah Winfrey	51,518,118	4,819,450	6,266,284

(2)	Election of one Class III director for a term of one year expiring at the Company’s 2019 annual meeting of shareholders and until her successor has been duly elected and qualified:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Mindy Grossman	52,034,370	4,303,198	6,266,284

(3)	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,323,947	177,579	102,326	N/A

(4)	Advisory vote to approve the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,551,423	19,723,726	62,419	6,266,284

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: May 8, 2018	By:	/s/ Nicholas P. Hotchkin
	Name:	Nicholas P. Hotchkin
	Title:	Chief Financial Officer

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